BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 13, 2025 03:22 PM Pacific Time

Incorporation Number: **BC1374792**

Recognition Date and Time: August 12, 2022 02:42 PM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

VERSAMET ROYALTIES CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 3200 - 733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Delivery Address:
SUITE 3200 - 733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 3200 - 733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Delivery Address:
SUITE 3200 - 733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
O'Flaherty, Daniel

Mailing Address:
SUITE 3200
733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Delivery Address:
SUITE 3200
733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Last Name, First Name, Middle Name:
Backens, Mark

Mailing Address:
SUITE 3200-733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Delivery Address:
SUITE 3200-733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Last Name, First Name, Middle Name:
McGregor, Elizabeth

Mailing Address:
SUITE 3200-733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Delivery Address:
SUITE 3200-733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Last Name, First Name, Middle Name:
McDonald, Michael

Mailing Address:
SUITE 3400, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
SUITE 3400, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Last Name, First Name, Middle Name:
de Groot, Marcel

Mailing Address:
SUITE 3200
733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Delivery Address:
SUITE 3200
733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Last Name, First Name, Middle Name:
Smith, Gregory

Mailing Address:
SUITE 3200
733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Delivery Address:
SUITE 3200
733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached